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                                                                 EXHIBIT (10)(b)

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 33-43773 of Merrill Lynch Life Variable Annuity Separate Account A on Form N-4 of our reports on (i) Merrill Lynch Life Insurance Company dated February 28, 2000, and (ii) Merrill Lynch Life Variable Annuity Separate Account A dated February 14, 2000, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.



/s/ DELOITTE & TOUCHE LLP
New York, New York


April 24, 2000